UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2022

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39184	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SWKH	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	SWKH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure.

On May 19, 2022, SWK Holdings Corporation (the “Company”) issued a press release announcing the filing of a universal shelf registration statement of Form S-3 with the Securities and Exchange Commission (the “SEC”). Once declared effective by the SEC, the Company may from time to time issue various types of securities, including common stock, preferred stock, senior or unsecured debt securities and/or warrants, up to an aggregate amount of $200 million. Among other things, the Company is exploring issuing senior and/or unsecured debt under the registration statement, though at this time, there is no guarantee that the Company will pursue or complete a debt offering.

The press release also announced the authorization of a stock repurchase program for up to $10.0 million in shares of the Company’s common stock. The repurchase program will expire on May 15, 2023.

Item 8.01 Other Events.

The Board of Directors of the Company has determined that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on July 19, 2022, which is more than 30 days after the anniversary of the Company’s 2021 Annual Meeting of Stockholders, which was held on June 17, 2021.

In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has determined that proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices on or before May 29, 2022. In addition, in order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company at its principal executive offices on or before May 29, 2022. Proposals should be directed to the attention of the Corporate Secretary, SWK Holdings Corporation, 14755 Preston Road, Suite 105, Dallas, Texas 75254.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of SWK Holdings Corporation, dated May 19, 2022, announcing filing of Form S-3 Shelf Registration Statement and authorization of 10b5-1 stock repurchase program

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ Winston L. Black III
Winston L. Black III
Chief Executive Officer

Date: May 19, 2022

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of SWK Holdings Corporation, dated May 19, 2022, announcing filing of Form S-3 Shelf Registration Statement and authorization of 10b5-1 stock repurchase program